ECHOAUTOMOTIVE

CORPORATE & INVESTOR OVERVIEW

March 2013

Presentation Notice & Forward-Looking Statements

Presentation Notice

Included in this overview, we will be showing, discussing and demonstrating different aspects of our technologies and strategic direction. This may include development efforts in various stages, including prototypes and concepts. Any and all features, capabilities, estimated costs, performance data as well as any strategic direction shown or discussed is subject to change at anytime without notice and is no way a commitment to any feature, capability or interface.

Forward-Looking Statements

This Corporate Presentation includes forward-looking information regarding Echo Automotive, Inc. and its subsidiaries that is intended to be covered by the safe harbor "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "will", "would", "should", "plans", "likely", "expects", "anticipates", "intends", "believes", "estimates", "thinks", "may", and similar expressions, are forward-looking statements. Statements that are not historical facts are also forward looking statements. Although the Company believes that its expectations are based on reasonable assumptions, there are risks, uncertainties and other factors that could cause actual results to be materially different from those in the forward-looking statements. These factors include, among other things: our limited operating history and inability to predict future operations with any certainty, the ability to timely complete development efforts in various stages, including prototypes and concepts, labor costs, regulatory approvals, prices of fuel, electricity and raw commodities, political environment, our ability to raise capital, cash flow estimates, financial valuation, future financial performance, planned capital expenditures, market conditions, uncertainties inherent in the transportation and fuel industries, unexpected future capital expenditures, and other normal business risks.

The foregoing factors do not constitute an exhaustive list of factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and should be read in conjunction with the other cautionary statements and risk factors included in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission and other cautionary statements described in our reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. The Company cautions readers not to place undue reliance on those statements.

The Corporate Presentation does not constitute an offer to sell or solicitation of an offer to buy securities of the Company. This is presented as a source of information and not an investment recommendation.

ECHODRIVE™ Opportunity

Fuel is Expensive

- Companies are spending significant monies on fuel with no practical way to materially reduce their operating costs

Electric Isn't Ready

- Electric vehicles are expensive, risky and highly limited in their availability
- Building an EV Fleet company could take billions of capital as in investment

EchoDrive Bridges the Gap

- EchoDrive inexpensively bolts onto existing fleet vehicles and delivers significant fuel cost reduction without adding additional operational or financial risks

What is ECHODRIVE™ ?

- EchoDrive is a revolutionary cost-reduction platform for converting fleet vehicles into highly fuel-efficient plug-in hybrids (PHEV). Fleet operators have an option to significantly reduce their operating expenses with a low-risk and cost effective solution where the 'real-world' payback is targeted at 3 to 5 years.

- Echo's sales strategy and programs will enable fleet operators to reduce operational expenses from day one, and ensure that the operators are making a sound financial decision.

- EchoDrive is easily bolted onto existing vehicles and adds no conflicting points of failure to the drivetrain, creating a platform that adds zero risk to fleet operations.

How Does ECHODRIVE™ Work?


Electric Motor
30 kW - Provides torque assist and recovers brake energy
Advanced Battery System
4.6-9.2 kWh - Low voltage, modular design enhances safety and flexibility
Inverter
650 A - Efficient DC to AC conversion
Plug-In Power
Leverages grid power to increase system efficiency

Financially Driven Buyers

EchoDrive's targets immediate cost reduction while others focus on a potential reduction in TCO (total cost of ownership).


Financially
Driven Purchases
Marketing & Research
Driven Purchases
10M
1M
100k
10k
Low
Efficiency
ECHODRIVE
High
Efficiency
Hybrids
Natural
Gas
Plug-In
Hybrids
Electric
Fossil Fuel Vehicles (98%)
Alt-Fuel Vehicles (<1%)

Without a solution that provides near-term cost reductions, companies will only equip small portions of their fleets with a clean-tech/alt-fuel solution… paid for by marketing budgets.

US Domestic Market Size

EchoDrive's target bolt-on market is larger than new PHEV & EV vehicles.


100+ Million
US Light-Medium Trucks
11.8 Million
5 or more in Fleet
6.2 Million
Class 1-5 Fleet Trucks
ECHODRIVE
Target Market
Under 2.5k
New Fleet EV
Under 5k
New Fleet PHEV

Commercial	3,071,500	$30.0B+
Top 100 Truck Fleet	874,000	$8.7B+
Government	2,752,000	$27.0B+
Police	470,200	$4.7B+
Taxis	148,400	$1.5B+
Total US Light Trucks	107,000,000	$1,070B+



INTERNATIONAL, CONSUMER AND MILITARY CAN SIGNIFICANTLY EXPAND MARKET.

Market size data from Automotive Fleet, 2012 and Pike Research 2012

What makes ECHODRIVE Different

Shortest Financial Payback

While other solutions claim a possible ROI in 6 years or more, EchoDrive will provide an actual ROI in 24-36 months.

Low Risk to Fleet Operations

In the unlikely event of a component failure, the vehicle will simply revert to its pre-conversion operating capabilities. This eliminates the fear of unproven new technologies affecting operations.

Ability to Rapidly Scale

By leveraging mostly off-the-shelf components from industry leading automotive suppliers, EchoDrive can scale to delivering hundreds-of-thousands of kits without manufacturing risk.

Modular Battery Pack

Our proprietary modular battery pack allows fleets to deploy just the amount of batteries needed to shorten the ROI.

System Portability

EchoDrive can be transferred from one vehicle to another allowing financing companies and fleets to execute long-term agreements.

Broad Vehicle Deployment

Retrofit kits and new vehicles take significant design and regulatory approval. EchoDrive can be fitted on a broad array of vehicles with minimal modifications.

New Financing Options

Because of EchoDrive's short ROI, shared savings models and preapproved financing options there are solutions that allow most all companies to benefit from day one. In addition, PPA (Power Purchase Agreements) style agreements are now possible for the first time in the automotive world.

Reputable Install & Service

EchoDrive will be supported and installed throughout the US and internationally with top-tier partnerships.

Other companies are afraid of the CFO; we ask for them.

TheECHODRIVE™ Guarantee*

Because of EchoDrive's unique capabilities and economics, Echo will be able to offer Guarantee's not seen in the industry today such as…

1. **'Net Operational Savings' Type Guarantee**
   - Customers will realize an immediate reduction in their fuel costs (including system expense) from month one or Echo offsets the difference
2. **'No Downtime' Type Guarantee**
   - In the event of a system issue, Echo Guarantees that the vehicle will perform as it did prior to conversion
3. **'Everyday Savings' Type Guarantee**
   - In any instance where an issue is not corrected the same day that prevents a customer from realizing the savings from EchoDrive, the customer will be compensated with the equivalent value of the savings they would have realized had the system been active
4. **'No Hassle, No Problems' Type Guarantee**
   - Off Hours / Onsite Service included in price
   - Included 24x7 system monitoring and support
   - Additional Echo Warranty of any issue not covered by the OEM

** All Guarantee's are for customers approved by Echo and enrolled in our EchoSafe or similar Echo program and are subject to the terms and conditions of these programs. This is not a commitment of any Guarantee Program that may or may not be offered by Echo Automotive*

Fuel Price Projections

As fuel prices continue to rise, Echo's value proposition grows to the fleet operator as savings increase and ROI gets shorter.


Weekly U.S. Midgrade All Formulations
Retail Gasoline Prices
Projected Gasoline
Prices
Dollars per Gallon
$7.00
6.00
5.00
4.00
3.00
2.00
1.00
Historical
7.5% CAGR
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020

Source: U.S. Energy Information Administration

ECHOAUTOMOTIVE

Short International ROI

Higher Fuel Cost in Overseas Markets Result in Shorter EchoDrive ROI



1. Eritrea ($12.67)
2. Turkey ($12.57)
3. Netherlands ($10.62)
4. Norway ($10.57)
5. Greece ($10.22)
6. Denmark ($9.97)
7. France ($9.87)
8. Finland ($9.68)
11. United Kingdom ($9.58)
10. Monaco ($9.58)
12. Germany ($9.48)
15. Sweden ($9.33)
14. Italy ($9.33)
16. Israel ($9.23)
43. Brazil ($7.88)
68. Singapore ($7.08)
95. India ($5.74)
141. Russian Federation ($4.19)
128. United States ($3.79)
155. United Arab Emirates ($2.34)
-
10.0
20.0
30.0
40.0
50.0
60.0

*Source: WorldBank, 2012 Avg. Est. Fuel Prices converted into USD / GAL

** 25% Price premium added to each kit for international ROI Calculation

ECHODRIVE™ is the only 'Low-Risk' Option

Unlike other alternatives, EchoDrive does not increase operational or financial risks within a company.

	ECHODRIVE™*				
Operational Risks					
Component Failure	No Risk	High	High	High	High
Missed Charging Cycle	No Risk	High	No Risk	No Risk	High
Parts Availability & Delays	No Risk	High	High	High	High
80% Threshold	No Risk	High	Med	Med	High
Technician Service Delays	No Risk	High	Med	Med	High
Financial Risks					
overcome capital expense	No Risk	Med	High	High	Med
parts delays	No Risk	High	High	High	High
Resale Value Risks	No Risk	High	High	High	High
Financing Availability	No Risk	High	High	No Risk	Med

*When approved and enrolled in a TBD Echo Program. For details of your specific terms and conditions of such program, please review terms when available. 'No Risk' defined as no additional risk than exists in a pre-conversion vehicle.

Bolt-On Plug-In Hybrid (PHEV)

Electric Motor



+

Power Electronics



+

Hybrid Controls



Cells



+

Modules



+

Pack



ECHODRIVE™

ECHODRIVE™ Modular Battery Pack

- Pay for what is needed (significantly shortened ROI)
- 2.2 kWh Lithium Ion Battery Pack Modules
- Can be scaled in parallel or serial configurations
- Allows for the right sizing of range and power without paying for unused capacity
- Uses standard sized cells for battery manufacturer independence



100% Electric
One Size Fits None

Example Vehicle
Drive Cycle A

ECHODRIVE™
Many Sizes fits All

Size:
48kWh
Avg. Usage:
62%
Battery Cost:
400%
EchoDrive

100 Mile
Range
24kWh

2% Case: 80 Miles
13% Case: 60 Miles
85% Case: 50 Miles

Internal
Combustion
Engine

50 Mile
Assist
12kWh

Size:
12 kWh
Usage
Efficiency:
100%
Battery Cost:
25% of Electric

ECHODRIVE™ Intellectual Property

- Echo has unique patentable elements of its technology and design
- Echo will preserve key intellectual property under both patent and trade secret protection
- Echo is working with Barnes & Thornburg, internationally recognized for its IP practice, to develop and execute Echo's global IP strategy

BARNES & THORNBURG LLP

Meineke Installation and Service Center Agreement

- Service Agreement with Meineke Car Care Centers, Inc. to serve as a national service center and installer
- Approximately 900 Meineke franchises worldwide:
  - United States
  - Canada
  - Mexico
  - Brazil
  - China
  - Saudi Arabia
  - Caribbean



meineke car care center

- Meineke franchisees have serviced more than 50,000,000 vehicles since 1972

Dickenson Fleet Services Installation and Service Center Agreement

- Service Agreement with Dickenson Fleet Services to serve as a national service center and installer
- Dickenson is a family owned premier provider of truck repair service nationwide
- In addition to providing on-site PM's and repairs, they help companies manage their fleet maintenance


CANADA
MEXICO
DICKINSON FLEET SERVICES

World-Class Facilities

Sufficient capacity to fulfill over $100M of sales

- **Flagship Enterprise Center (entrepreneurial incubator)**
  - Shared resources
  - Central Indiana locale is considered the “Silicon Valley” of advanced vehicle powertrain
  - Home to multiple synergistic companies and resources (e.g., Delphi, Remy, Altairnano, etc.)
- **Scottsdale location**
  - Accommodates additional capacity as a fulfillment center of EchoDrive™ conversion kits
  - Western region location for EchoDrive™ deployment



State-of-Art R&D Capabilities

Advanced Chassis Dynamometer
Performance and Durability







Advanced Battery Cycle Testing
Performance and Durability











Sales & Marketing

- Formally debuted full-size EchoDrive Chassis display and fully functional demo vehicle at the National Truck Equipment Association (NTEA) show in March
  - Received prestigious Editors' Choice Award beating out over 120 competing products and companies
  - Overwhelming interest at the show which had over 60K attendees


ECHODRIVE

ECHO AUTOMOTIVE RECEIVES NTEA's WORK TRUCK SHOW 2013 EDITORS' CHOICE AWARD

- Growing inbound sales inquiries
- Plans to begin aggressive outbound marketing later this year
- Active discussions with national & international service and installation companies (following recent agreement with Meineke and existing Dickenson agreement)
- Exploring numerous international opportunities, e.g. Europe, Asia and Latin/ South America

Sr. Management Team

Built companies with <u>combined market value in excess of $1B</u>;

Over 150 years of combined EV experience

- **Dan Kennedy, CEO**
  - Founder of SalesLogix (ACT!), Vcommerce, RouteCloud, etc.
  - Raised over $250 million dollars in venture funding in multiple industries including communications, eCommerce and enterprise software.
  - Multiple Exits including SalesLogix IPO (1996) and Vcommerce. (Over $1.5B in value created)

- **Jason Plotke, President**
  - Founder and President of SMA, Tier 1 Integrated Supplier to GM
  - Scaled manufacturing capability 1,000% in 12 months.
  - Created processes and systems to support ISO 9001: TS requirements.

- **Patrick Van Den Bossche, COO & Managing Director**
  - Past COO & director for Barrett-Jackson, renowned classic and collector car auctioneers
  - 20 yrs sr. executive experiences with fast-growth, start-up and next-growth companies
  - As President & CEO of SPI, built company to over $400 million sales as public co.
  - Experienced with M&A, corporate capitalization and Public Offerings
  - Past board member: SPI, Modtech, TurnKey, MBI, DD Ventures, Ecolite and NotMYKid

Sr. Management Team (cont.)

- **John Waters, Chief Technology Officer**
  - Founder & CEO of Bright Automotive & First Recipient of Google.org Funding
  - Launched lithium battery business for Delphi Electronics including the Segway battery pack.
  - Project lead for production and battery pack design of GM's EV1 electric car.
  - VP of Transportation at Rocky Mountain Institute (RMI)
- **Dave Crecelius, VP Engineering**
  - 20+ years Advanced Hybrid Powertrain leadership, Electric Propulsion, Energy Storage, Power Electronics & Motor Control
- **Amy Dobrikova, VP Sales & Business Development**
  - Former Sales Lead at Bright Automotive
- **Jeff Ronning, VP Systems Architecture**
  - 20+ Years Hybrid Powertrain Architecture, Thermal System Design, Vehicle Efficiency & Energy Storage
- **Sean M. Stanley, VP Systems Integration**
  - 15+ Years in Hybrid & electric Powertrains and Battery Packs, Systems and Controls

Technical Advisory Board

- **John Formisano** — former VP, Global Vehicles at FedEx Express
- **Mike Rowand** — Director of Advanced Customer Technologies for Duke Energy
- **Chelsea Sexton** — marketing expert and advocate of clean technologies; Executive Director of Plug In America
- **Paul Mitchell** — President and CEO of Energy Systems Network and previous Policy Director for Economic Development, Workforce and Energy for the Governor's Office of Indiana
- **Robert Sexton** — former Southwest Regional Service Manager at Tesla Motors, Inc.
- **Arie Luyendyk** — two-time winner of the Indianapolis 500, respected professional racecar driver and advocate for automotive innovation
- **Bill Wylam** – Former Director at Delco Remy; Chief Engineer at Delphi; Chairman at Electricore Inc.; Member of Advisory Committee at Indiana Advance Electric Vehicle Training & Education Consortium; Member at DOE Hydrogen & Fuel Cell Advisory Committee

Target Business Model

- Small-scale pilot program in 2013
- Commercial fulfillment commences in 2014

Number of Units Sold	5,000+	15,000+	35,000+
Revenue	$50M+	$150M+	$300M+
Gross Profit Margin	15---20%	20---30%	30%+
EBITDA Margin	10---15%	15---25%	25%+

Investment Highlights

- **Demand driven by high fuel costs and emission regulations**
- **Proven technology delivers up to 50% fuel reduction**
  - Fast payback / high ROI for fleet operators
- **Solid IP portfolio including patents and trade secrets**
- **Rapid commercialization potential with major partners**
  - Pilot program in 2013 with full scale commercial roll-out in 2014
- **Scalable, high margin business model**

Key Statistics

Ticker:	ECAU
Exchange:	OTCQB
Share price (as of 3/15/2013):	$0.85
Common shares outstanding:	75.0 M
Market capitalization:	$63.8 M
Fiscal year-end:	December 31
Security Ownership of management*:	70%

**No insider sales since inception*